Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Accounts receivable, net of allowances for credit losses	$ 1,169	$ 1,259
Common Units, outstanding	0	0
Class A Common Stock
Common Unit, issued	10,000,000	5,100,000
Common Units, outstanding	10,000,000	5,100,000